UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2005

Date of Report (Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine,	California 92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 19, 2005, Commercial Capital Bancorp, Inc. (the “Company”) entered into Amended and Restated Employment Agreements with Stephen H. Gordon, its Chairman and Chief Executive Officer, David S. Depillo, its Vice Chairman, President and Chief Operating Officer, Richard A. Sanchez, its Executive Vice President and Chief Administrative Officer, and the following Executive Vice Presidents: James R. Daley, Timothy S. Harris, Robert O. Williams (collectively, the “Officers”). On the same date, the Company’s wholly owned subsidiary, Commercial Capital Bank, FSB (the “Bank”), entered into Amended and Restated Employment Agreements with each of the Officers other than Mr. Harris. Information regarding these contracts follows.

The Amended and Restated Employment Agreements replace the Officers’ prior employment contracts. The Company, Bank and Timcor entered into the Amended and Restated Employment Agreements to comply with the requirements of Sections 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Other than the changes regarding compliance with Section 409A of the Code, the Officers’ new contracts have substantially similar terms to their prior employment agreements. For further information, reference is made to the Amended and Restated Employment Agreements which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.

Item 9.01	Financial Statement and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d	)	Exhibit 10.1	Amended and Restated Employment Agreement between Commercial Capital Bancorp, Inc. and Stephen H. Gordon (1)

		Exhibit 10.2	Amended and Restated Employment Agreement between Commercial Capital Bancorp, Inc. and James R. Daley

		Exhibit 10.3	Amended and Restated Employment Agreement between Commercial Capital Bancorp, Inc. and Timothy S. Harris

		Exhibit 10.4	Amended and Restated Employment Agreement between Commercial Capital Bancorp, Inc. and Robert O. Williams (2)

		Exhibit 10.5	Amended and Restated Employment Agreement between Commercial Capital Bank, FSB and Stephen H. Gordon (3)

		Exhibit 10.6	Amended and Restated Employment Agreement between Commercial Capital Bank, FSB and Robert O. Williams (4)

(1)	The Company has entered into a substantially identical agreement with Mr. Depillo with the only difference being with respect to title and compensation.

(2)	The Company has entered into a substantially identical agreement with Mr. Sanchez with the only difference being with respect to title and compensation.

(3)	The Bank has entered into a substantially identical agreement with Mr. Depillo with the only difference being with respect to title and compensation.

(4)	The Bank has entered into a substantially identical agreements with Messrs. Sanchez and Daley with the only difference being with respect to titles and compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ STEPHEN H. GORDON
Stephen H. Gordon Chairman of the Board and Chief Executive Officer